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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) January 13, 2004

                         MICHAEL ANTHONY JEWELERS, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                   015230                     No. 13-2910285
(State of Incorporation)      (Commission file number)        (I.R.S. Employer
                                                             Identification No.)



                          115 South MacQuesten Parkway
                        Mount Vernon, New York 105501724
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (914) 699-0000


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ITEM 5.  OTHER EVENTS

Michael Anthony Jewelers, Inc. (the "Company") is filing this report on Form 8-K to report that the Company intends to delist its common stock from the American Stock Exchange and to deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934. A copy of the press release relating to this announcement is attached as Exhibit 99 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

         The following exhibit is filed with this report.

         C.       Exhibits

                     99           Press Release issued January 13, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MICHAEL ANTHONY JEWELERS, INC.



Dated:  January 14, 2004                     By: \s\  Michael A. Paolercio
                                                 -------------------------
                                                 Michael A. Paolercio
                                                 Senior Vice President and
                                                 Treasurer



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